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                                                                    Exhibit 5(a)

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MULTIOPTION ADVANTAGE
INDIVIDUAL VARIABLE ANNUITY APPLICATION

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MINNESOTA LIFE INSURANCE COMPANY - A Securian Company        Fax 651-665-7942
Securian Annuity Services . A1-9999                          1-800-362-3141        [LOGO OF MINNESOTA LIFE]
400 Robert Street North . St Paul, Minnesota 55101-2098      www.securian.com
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                                          FOR USE IN FLORIDA ONLY
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ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT WHEN BASED ON THE INVESTMENT EXPERIENCE OF
THE VARIABLE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.
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                     1. PLAN TYPE
                     [ ] Traditional IRA - Tax year___________      [ ] Non-Qualified
                     [ ] Roth IRA - Tax year__________________      [ ] Under the ___________ (state) UTMA/UGMA
                     [ ] SEP IRA - Tax year___________________
                     [ ] Inherited IRA - Relationship _____________________________________

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                     2. OWNER
For UTMA/UGMA        Individual name (first, middle initial, last, suffix)
enter custodian's    ______________________________________________________     [ ] Male  [ ] Female [ ] Entity
information here
                     Date of birth or date of trust  Tax I.D. (SSN or TIN)
                     ______________________________  ______________________     US citizen   [ ] Yes  [ ] No
                     Physical address (no P.O. Boxes)
                     __________________________________________________________________________________________
                     City                                                       State       Zip code
                     ______________________________________________________     ________    ___________________
                     Mailing Address (if different than physical address) City        State     Zip code
                     ____________________________________________________ __________  ________  _______________
                     Email address                                              Telephone number
                     _________________________________________________________  _______________________________


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                     3. JOINT OWNER (IF APPLICABLE)
                     Individual name (first, middle initial, last, suffix)
                     ______________________________________________________     [ ] Male  [ ] Female

                     Date of birth   Tax I.D. (SSN)   Relationship to owner
                     _____________   ______________   _____________________     US citizen   [ ] Yes  [ ] No

                     Physical address (no P.O. Boxes)
                     __________________________________________________________________________________________
                     City                                                       State       Zip code
                     ______________________________________________________     ________    ___________________
                     Mailing Address (if different than physical address) City        State     Zip code
                     ____________________________________________________ __________  ________  _______________
                     Email address                                              Telephone number
                     _________________________________________________________  _______________________________


[BARCODE]

IAN000064                                                                                                     1
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                     4. ANNUITANT
Complete only if     Individual name (first, middle initial, last, suffix)
the individual       ______________________________________________________     [ ] Male  [ ] Female
annuitant is not
the same as          Date of birth   Tax I.D. (SSN)   Relationship to owner
owner.               _____________   ______________   _____________________     US citizen   [ ] Yes  [ ] No

For UTMA/UGMA,       Physical address (no P.O. Boxes)
enter minor's        __________________________________________________________________________________________
information here.    City                                                       State       Zip code
                     ______________________________________________________     ________    ___________________
                     Mailing Address (if different than physical address) City        State     Zip code
                     ____________________________________________________ __________  ________  _______________
                     Email address                                              Telephone number
                     _________________________________________________________  _______________________________


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                     5. JOINT ANNUITANT (IF APPLICABLE)
Complete only if     Individual name (first, middle initial, last, suffix)
the joint            ______________________________________________________     [ ] Male  [ ] Female
annuitant is not
the same as the      Date of birth   Tax I.D. (SSN)   Relationship to annuitant
joint owner.         _____________   ______________   _____________________     US citizen   [ ] Yes  [ ] No

If IRA and           Physical address (no P.O. Boxes)
selecting a Joint    __________________________________________________________________________________________
Living Benefit       City                                                       State       Zip code
Rider, do not list   ______________________________________________________     ________    ___________________
Joint Annuitant.     Mailing Address (if different than physical address) City        State     Zip code
Instead, list        ____________________________________________________ __________  ________  _______________
spouse as sole       Email address                                              Telephone number
beneficiary.         _________________________________________________________  _______________________________


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                     6. BENEFICIARY(IES) **UNLESS OTHERWISE INDICATED, ALL DESIGNATED BENEFICIARIES WILL BE
                        CONSIDERED PRIMARY BENEFICIARIES WITH EQUAL SHARES.**
Primary
beneficiary          Name
designations         ______________________________________________________     [ ] Male  [ ] Female [ ] Entity
must total 100%.
                     Date of birth or date of trust               Tax I.D. (SSN or TIN)
Contingent           _____________________________________        _____________________________________________
beneficiary
designations         Relationship to owner                        Type of beneficiary             Percentage
must total 100%.     _____________________________________        [ ] Primary   [ ] Contingent    ____________%

Please identify      Address                                      City               State        Zip code
any additional       _____________________________________        ________________   __________   _____________
beneficiaries in
Section 10.          Email address                                Telephone number
                     _____________________________________        _____________________________________________


[BARCODE]

IAN000064                                                                                                     1
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16-70310.09                   Application - Page 2 of 7

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                     Name
                     ______________________________________________________     [ ] Male  [ ] Female [ ] Entity

                     Date of birth or date of trust               Tax I.D. (SSN or TIN)
                     _____________________________________        _____________________________________________

                     Relationship to owner                        Type of beneficiary             Percentage
                     _____________________________________        [ ] Primary   [ ] Contingent    ____________%

                     Address                                      City               State        Zip code
                     _____________________________________        ________________   __________   _____________

                     Email address                                Telephone number
                     _____________________________________        _____________________________________________


                     Name
                     ______________________________________________________     [ ] Male  [ ] Female [ ] Entity

                     Date of birth or date of trust               Tax I.D. (SSN or TIN)
                     _____________________________________        _____________________________________________

                     Relationship to owner                        Type of beneficiary             Percentage
                     _____________________________________        [ ] Primary   [ ] Contingent    ____________%

                     Address                                      City               State        Zip code
                     _____________________________________        ________________   __________   _____________

                     Email address                                Telephone number
                     _____________________________________        _____________________________________________


                     Name
                     ______________________________________________________     [ ] Male  [ ] Female [ ] Entity

                     Date of birth or date of trust               Tax I.D. (SSN or TIN)
                     _____________________________________        _____________________________________________

                     Relationship to owner                        Type of beneficiary             Percentage
                     _____________________________________        [ ] Primary   [ ] Contingent    ____________%

                     Address                                      City               State        Zip code
                     _____________________________________        ________________   __________   _____________

                     Email address                                Telephone number
                     _____________________________________        _____________________________________________


                     Name
                     ______________________________________________________     [ ] Male  [ ] Female [ ] Entity

                     Date of birth or date of trust               Tax I.D. (SSN or TIN)
                     _____________________________________        _____________________________________________

                     Relationship to owner                        Type of beneficiary             Percentage
                     _____________________________________        [ ] Primary   [ ] Contingent    ____________%

                     Address                                      City               State        Zip code
                     _____________________________________        ________________   __________   _____________

                     Email address                                Telephone number
                     _____________________________________        _____________________________________________


[BARCODE]

IAN000064                                                                                                     1
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16-70310.09                   Application - Page 3 of 7

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                       7. OPTIONAL LIVING BENEFIT RIDERS (ADDITIONAL CHARGES APPLY - SEE PROSPECTUS)
If selecting a         Please choose only one from the rider list below:
joint option, on a     GLWB RIDERS:
qualified plan
type, the primary        [ ] MyPath Ascend 2.0 - Single (not available with a death benefit rider)
beneficiary must         [ ] MyPath Ascend 2.0 - Joint (not available with a death benefit rider)
be the                   [ ] MyPath Core Flex - Single
designated life.         [ ] MyPath Core Flex - Joint
                         [ ] MyPath Summit - Single (not available with a death benefit rider)
Issue age                [ ] MyPath Summit - Joint (not available with a death benefit rider)
min/max:                 [ ] MyPath Value - Single
Ascend      45/80        [ ] MyPath Value - Joint
Core Flex   45/80
Summit      55/80      GMAB RIDERS:
Value       35/80        [ ] SureTrack Plus 90 (not available with a death benefit rider)
Plus 90      0/80


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                       8. OPTIONAL DEATH BENEFIT RIDERS (SUBJECT TO STATE AVAILABILITY; ADDITIONAL CHARGES
Death Benefit             APPLY - SEE PROSPECTUS)
Rider Maximum          If you are NOT electing a rider from the Optional Living Benefit Riders section, and wish to
Issue Age:             elect an optional death benefit rider(s), you may choose from the options below:

EEB II         75        [ ] Estate Enhancement Benefit II
HAV II         75        [ ] Highest Anniversary Value II Death Benefit
PDB II         75        [ ] Premier II Death Benefit
PPDB           70        [ ] Premier Protector Death Benefit*
MyPath HA      70
                             *  To elect the Premier Protector Death Benefit, both Owner(s) and Annuitant(s) must be able to answer `No' to both of the following questions:

                                [ ] Yes [ ] No  Are you currently residing in a nursing home or skilled nursing facility?

                                [ ] Yes [ ] No  Are you currently unable to perform, without assistance, one or more of the activities of daily living (bathing, continence, dressing, toileting, eating, and transferring)?

                       If you are electing either the MyPath Core Flex or MyPath Value rider and wish to elect an optional death benefit under the rider, you may select the option below:

                         [ ] MyPath Highest Anniversary Death Benefit**

                             ** The corresponding single or joint Death Benefit rider will be added to your contract based on the rider chosen.


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                       9. STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS
If yes, a State
Replacement            Do you have any existing life insurance or annuity contracts?        [ ] Yes   [ ] No
form is required
to be signed,          Will the contract applied for replace or change an existing life
dated and              insurance or annuity contract? If yes, complete the section below.   [ ] Yes   [ ] No
enclosed with
this application                                              LIFE/          POLICY/CONTRACT         YEAR
for most states                   COMPANY NAME               ANNUITY              NUMBER            ISSUED
                       --------------------------------   ------------     -------------------   ------------

                       --------------------------------   ------------     -------------------   ------------

                       --------------------------------   ------------     -------------------   ------------

                       --------------------------------   ------------     -------------------   ------------

                       --------------------------------   ------------     -------------------   ------------


[BARCODE]

IAN000064                                                                                                     1
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                  10. SPECIAL INSTRUCTIONS


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                  11. PURCHASE PAYMENT METHOD
Minimum
purchase          Approximate amount $____________ Purchase Payment submitted via:
payment is
$10,000.          [ ] Check with Application
                  [ ] Non-Qualified Transfer
Make checks       [ ] Client initiated Rollover
payable to        [ ] Direct Transfer/Rollover
Minnesota Life.   [ ] 1035 Exchange


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                  12. NOTICE TO APPLICANT

                  Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false,
                                                     -----------------
                  incomplete, or misleading information is guilty of a felony of the third degree.


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                  13. ELECTRONIC PROSPECTUS AUTHORIZATION

                  [ ] Yes   [ ] No If "Yes" is selected, please provide the owner's email address on page one.

                  I would like to receive electronic copies of the variable annuity and/or variable life insurance prospectus(es), privacy policies, underlying fund company prospectus(es) and supplements, underlying fund semiannual and annual reports and supplements rather than paper copies. I understand I will receive a communication directing me to the Minnesota Life internet web site address where the documents will be available, be notified when new, updated prospectuses, privacy policies, reports and supplements for contracts become available, and continue to receive my statements in the mail. I understand and acknowledge that I have the ability to access the internet and will need Adobe Acrobat
                  Reader in order to view the documents, am responsible for any subscription fees an internet service provider might charge for internet access, (Minnesota Life does not charge a fee for electronic delivery), may request specific documents in paper form at any time without revoking this consent, and can revoke this consent at any time by calling Minnesota Life's Service Center at 1-800-362-3141 or writing to the address PO Box 64628, St. Paul, MN 55164-0628. If I need to correct or change my email address, I will contact Minnesota Life at the previously stated telephone number or mailing address. I also understand that
                  Minnesota Life will rely on my signature as consent to receive all of the above mentioned disclosure documents for all Minnesota Life products currently owned and any purchased in the future, until this consent is revoked.



[BARCODE]

IAN000064                                                                                                     1
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                    14. OWNER/ANNUITANT SIGNATURES

                    If I am an active duty member of the United States Armed Forces (including active duty military reserve personnel), I confirm that this application was not solicited and/or signed on a military base or installation, and I have received from the registered representative the Military Personnel Financial Services
                    Disclosure for Annuity Sales (form F72467) disclosure required by Section 10 of the Military Personnel Financial Services Protection Act.

                    I/we represent that the statements and answers in this application are full, complete, and true to the best of my/our knowledge and belief. I/we agree that they are to be considered the basis of any contract issued to me/us. I/we have read and agree with the applicable statements. The representative left me/us the original or a copy of the written or printed communications used in this presentation.

                    Contract owner's signature                                                Date
                    X ______________________________________________________________________  ________________

                    Signed in (city)                                        County            State
                    ______________________________________________________  ________________  ________________

                    Joint contract owner's signature, if any                                  Date
                    X ______________________________________________________________________  ________________

                    Signed in (city )                                       County            State
                    ______________________________________________________  ________________  ________________

                    Annuitant's signature ( if other than the owner)                          Date
                    X ______________________________________________________________________  ________________

                    Joint annuitant's signature, if any                                       Date
                    X ______________________________________________________________________  ________________


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                    15. TO BE COMPLETED BY REPRESENTATIVE/AGENT
All
representatives/    [ ] Yes  [ ] No             Do you have offices in or conduct business in the state of New York?
agents involved
in this sale        [ ] Yes  [ ] No  [ ] N/A    If yes, I certify I comply with the Minnesota Life Sales Activities
must sign                                       Requirements for Advisors With Offices in or Conduct Business in
this application.                               New York.

Representative/
agent split must    By signing this form, I certify that:
total 100%.
                    1. The applicant's Statement Regarding Existing Policies or Annuity Contracts
                       has been answered correctly to the best of my knowledge and belief.

                    2. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.

                    3. No written sales materials were used other than those furnished by the Home
                       Office.


[BARCODE]

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                    4. I have provided the Owner with all appropriate disclosures including the
                       Variable Buyer's Guide as applicable.

                    5. I believe the information provided by this client is true and accurate to the best of my knowledge and belief.

                    Representative/agent name (print)          Representative/agent code
                    _________________________________________  _______________________________   _____________%

                    Representative/agent signature
                    X _________________________________________________________________________________________

                    Representative/agent name (print)          Representative/agent code
                    _________________________________________  _______________________________   _____________%

                    Representative/agent signature
                    X _________________________________________________________________________________________

                    Representative/agent name (print)          Representative/agent code
                    _________________________________________  _______________________________   _____________%

                    Representative/agent signature
                    X _________________________________________________________________________________________

                    Florida representative/agent license number (Florida reps only)
                    __________________________________________________________________________________________


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                    16. TO BE COMPLETED BY BROKER - DEALER (IF APPLICABLE)

                    Broker - dealer name                       Date             Signature of authorized dealer
                    _________________________________________  _______________  X ____________________________

                    Principal signature                        Date             Special note
                    X _______________________________________  _______________  ______________________________


[BARCODE]

IAN000064                                                                                                     1
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